Exhibit 10.25c


                                                               [EXECUTION COPY]

                                AMENDMENT NO. 2
                                      TO
                               CREDIT AGREEMENT

     This AMENDMENT NO. 2, dated as of November 20, 2002 (this "Amendment"), is made by and among AES EASTERN ENERGY, L.P., a Delaware limited partnership (the "Borrower"), the bank listed on the signature pages of this Amendment as a "Bank" (together with its successors and permitted assignees from time to time, the "Bank") and UNION BANK OF CALIFORNIA, N.A., as Agent and Issuing Bank.

                            PRELIMINARY STATEMENT:

     The Borrower, the Bank, and Union Bank of California. N.A., as Agent and Issuing Bank, previously entered into that certain Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 and Waiver to Credit Agreement, dated as of August 31, 2001 (as so amended, the "Existing Agreement", as amended by this Amendment, the "Amended Agreement", and as the Amended Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). The Borrower now wishes to amend the Existing Agreement in certain particulars. The Bank, the Agent and the Issuing Bank have agreed to such amendments on the terms and conditions set forth herein. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned such terms in the Existing Agreement):

     SECTION 1. Amendments to Existing Agreement. The Existing Agreement is, effective as of the Effective Date (as hereinafter defined), hereby amended as follows:

     (a) New Definitions. The following new definitions are hereby added to
Section 1.01 in the appropriate alphabetical order:

          "Accession and Amendment Agreement" means an Accession and Amendment Agreement entered into by a New Bank, the Agent and the Borrower, in substantially the form of Exhibit H.

          "Amendment No. 2" means Amendment No. 2, dated as of November 20, 2002, among the Borrower, the Bank named therein


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                                                                              2


     and Union Bank of California, N.A., as Agent and Issuing Bank, which Amendment No. 2 amended this Agreement effective as of the date thereof.

          "Effective Date" has the meaning assigned to that term in Amendment No. 2.

          "New Bank" has the meaning assigned to that term in Section 2.01 (b).

     (b) Commitment. The definition of "Commitment" contained in Section 1.01 is hereby amended in its entirety to read as follows:

          "Commitment" means, for each Bank, the obligation of such Bank to make Loans to the Borrower and to participate in Extensions of Credit resulting from the issuance (or extension, modification or amendment) of any Letter of Credit in an aggregate amount no greater than (i) the amount set forth opposite such Bank's name under the heading "Commitment" on Annex A, (ii) in the case of any New Bank, the amount set forth opposite such New Bank's name on the signature pages to the Accession and Amendment Agreement to which it is a party or (iii) in the case of a Bank that becomes a Bank pursuant to an assignment entered into after the Effective Date, the amount of the assignor's Commitment assigned to such Bank, in each case as the same may be reduced from time to time pursuant to Section
     2.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 11.09(a) or (b), as the context may require. The Commitments shall in no event exceed (A) on the Effective Date, $15 million, and (B) at any time following the Effective Date, $35 million.

     (c) Domestic Lending Office. Clause (a) of the definition of "Domestic Lending Office" contained in Section 1.01 is hereby amended in its entirety to read as follows:

     "(a) the branch or office of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment or an Accession and Amendment Agreement, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment or in such Accession and Amendment Agreement, as the case may be, or"


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                                                                              3


     (d) Eurodollar Lending Office. Clause (a) of the definition of "Eurodollar Lending Office" contained in Section 1.01 is hereby amended in its entirety to read as follows:

     "(a) the branch or office of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment or an Accession and Amendment Agreement, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment or in such Accession and Amendment Agreement, as the case may be, or"

     (e) Letters of Credit. The definition of "Letter of Credit" contained in
Section 1.01 is hereby amended by deleting the phrase "to support the obligations of the Borrower to purchasers of power from the Borrower's power generating facilities" in its entirety and substituting therefor the new phrase "to support the obligations of the Borrower to (a) purchasers of power from the Borrower's or its Subsidiaries' power generating facilities and/or (b) third parties in connection with obligations incurred by the Borrower or its Subsidiaries in connection with the use and/or operation of the Borrower's or its Subsidiaries' power generating facilities from time to time".

     (f) Maturity Date. The definition of "Maturity Date" contained in Section
1.01 is hereby amended by deleting the date "January 2, 2003" in its entirety and substituting therefor the new date "January 2, 2004".

     (g) Post-Default Rate. The definition of "Post-Default Rate" contained in
Section 1.01 is hereby amended by deleting the figure "3.375%" in its entirety and substituting therefor the new figure "3.625%".

     (h) Reportable Event. The definition of "Reportable Event" contained in
Section 1.01 is hereby amended in its entirety to read as follows:

          "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which notice is waived by the PBGC pursuant to the regulations issued under Section 4043 of ERISA.

     (i) Commitment to Lend. Section 2.01 is hereby amended in its entirety to read as follows:

          Section 2.01. Commitment to Lend. (a) Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Agreement


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                                                                              4


     Date through the Maturity Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's Available Commitment at such time. Subject to Section 2.06 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate Loans or Eurodollar Rate Loans, or any combination thereof. Upon the terms and subject to the conditions of this Agreement, the Borrower may borrow, pay or prepay and reborrow Loans.

          (b) In the event that the Commitments shall be increased at any time following the effective date of Amendment No. 2 through a post-closing syndication to additional financial institutions, each of which must satisfy the requirements of an Eligible Assignee ("New Banks"), each New Bank shall automatically become a Bank hereunder by executing and delivering to the Agent an Accession and Amendment Agreement; provided, that such New Bank is consented to by the Agent, each Issuing Bank and the Borrower. The Agent shall promptly notify each Bank of any New Bank, such New Bank's Commitment and the Percentage of each Bank after taking into account such New Bank's Commitment. On the effective date of each Accession and Amendment Agreement, each New Bank shall purchase by assignment from the other Banks (and such other Banks shall assign to such New Bank) such portion of the Loans and Unreimbursed Drawings (if any) owing to them as shall be designated by the Agent such that, after giving effect to all such purchases and assignments, the outstanding Loans and Unreimbursed Drawings owing to each Bank shall equal such Bank's Percentage of the aggregate amount of Loans and Unreimbursed Drawings owing to all Banks."

     (j) Interest on Loans. Section 2.03(a)(i) is hereby amended by (i) deleting the figure "1.375%" in its entirety in each place in which it appears and substituting therefor in each instance the new figure "1.50%" and (ii) deleting the figure "2.375%" in its entirety and substituting therefor the new figure "2.50%".

     (k) Commitment Fees. Section 2.08(a) is hereby amended by deleting the figure "0.50%" in its entirety and substituting therefor the new figure "0.75%".

     (1) Letter of Credit Fees. Section 2.08(b) is hereby amended by (i) deleting the figure "2.375%" in its entirety and substituting therefor the new figure "2.625%" and (ii) deleting the figure "4.375%" in its entirety and substituting therefor the new figure "4.625%".


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                                                                              5


     (m) Interest on Issuing Bank Fees. Section 3.03 is hereby amended by deleting the figure "1.375%" in its entirety and substituting therefor the new figure "1.625%".

     (n) Interest on Drawings. Section 3.04(a) is hereby amended by (i) deleting the phrase "a sum equal to the amount so paid plus interest on such amount" in its entirety and substituting therefor the new phrase "a sum equal to the amount so paid (but only to the extent that the Issuing Bank has not received payment therefor from the Banks pursuant to subsection (b) below) plus interest on such amount" and (ii) deleting the figure "1 375%" in its entirety in each place in which it appears and substituting therefor in each instance the new figure "1.625%".

     (o) Interest on Unreimbursed Drawings. Section 3.04(d) is hereby amended by (i) deleting the figure "1.375%" in its entirety and substituting therefor the new figure "1.625%", (ii) deleting the figure "2.375%" in its entirety and substituting therefor the new figure "2.625%", and (iii) adding the following proviso immediately preceding the period at the end of the first sentence thereof:

     "; provided. however, that each Unreimbursed Drawing owing to an Issuing Bank (as a result of the failure by one or more Banks to make payment to such Issuing Bank pursuant to subsection (b) above) shall bear interest pursuant to subsection (a) above" hereby

     (p) ERISA Plan Obligations. The third sentence of Section 5.13(a) is hereby amended in its entirety to read as follows:

     "Neither the Borrower nor any ERISA Affiliate has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan, or made any amendment to any Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability in excess of $100,000 under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA."

     (q) Material Adverse Change. Section 5.23 is hereby amended by deleting the date "December 31, 1999" in its entirety and substituting therefor the new date "December 31, 2001".

     (r) Compliance with ERISA. Section 6.18 is hereby amended by (i) deleting the phrase "permit to exist any "accumulated funding deficiency" (as defined in Section 412(a) of the Code)" in its entirety and substituting therefor the new phrase "permit to exist any "accumulated funding deficiency" (as defined in Section 412(a) of the Code) with respect to any Plan" and (ii) deleting the phrase


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                                                                              6


"permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition" in its entirety and substituting therefor the new phrase "permit to exist any occurrence of any Reportable Event, or any other event or condition with respect to any Plan".

     (s) ERISA Report. Section 7.0l(f) is hereby amended by deleting the phrase "or any successor commission; and (iii) promptly upon receipt thereof" in its entirety and substituting therefor the new phrase "or any successor commission; (iii) promptly after its completion, the annual actuarial valuation for each Plan of AES NY, the Borrower and each Subsidiary of the Borrower; and
(iv) promptly upon receipt thereof".

     (t) Events of Default. Section 8.0l(c)(iii) is hereby amended by deleting the phrase "or any other "Event of Default" (as defined in the Guaranty) shall occur" in its entirety and substituting therefor the new phrase "it being understood that an "Event of Default" (as defined in the Guaranty) under
Section 9(b) or (c) of the Guaranty shall not constitute an Event of Default hereunder".

     (u) ERISA Default. Section 8.01(i) is hereby amended by deleting the phrase "and in each case in clauses (i) through (vi) above" in its entirety and substituting therefor the new phrase "provided that, in each case in clauses
(i) through (vi) above".

     (v) Regulatory Changes. Section 9.02 is hereby amended by deleting the figure "1.375%" in its entirety and substituting therefor the new figure "1.625%".

     (w) Capital Requirements. Section 9.03 is hereby amended by deleting the figure "1.375%" in its entirety and substituting therefor the new figure "1.625%".

     (x) Funding Losses. Section 9.04 is hereby amended by deleting the figure "1.375%" in its entirety and substituting therefor the new figure "1.625%".

     (y) Notices. (i) Section 1l.0l(a)(ii)(A) is hereby amended in its entirety to read as follows:

     (A)  if to the Borrower, to it at:

     AES Eastern Energy, L.P.
     7725 Lake Road
     Barker, New York 14012
     Telecopier No.:  (716) 795-3654
     Telephone No.:   (716) 795-9501
     Attention:       Amy Conley, Chief Financial Officer


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                                                                              7


     (ii) Section 1l.0l(a)(ii)(C) is hereby amended by deleting the phrase "in the case of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment" in its entirety and substituting therefor the new phrase "in the case of a Bank that becomes a Bank pursuant to an assignment or an Accession and Amendment Agreement, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Agent with respect to such assignment or in such Accession and Amendment Agreement, as the case may be".

     (z) Assignments. Section 11.09(a)(ii) is hereby amended by (i) deleting the phrase ", without the consent of the Borrower" in its entirety and (ii) deleting the phrase "(C) the assignment is to a Bank or an Eligible Assignee or an Affiliate of a Bank or an Eligible Assignee or is consented to by the Borrower (unless an Event of Default exists), which consent shall not be unreasonably withheld or delayed" in its entirety and substituting therefor the new phrase "(C) the assignment is (1) to a Bank or an Eligible Assignee or an Affiliate of a Bank or an Eligible Assignee and (2) consented to by the Borrower, which consent shall not be unreasonably withheld or delayed (provided, that such consent by the Borrower shall not be required (x) for any assignment to a Bank or an Affiliate of a Bank or (y) during the existence of an Event of Default)".

          (aa) New Exhibit. Exhibit H attached to this Amendment is hereby made, and shall be deemed to constitute, Exhibit H to the Credit Agreement.

          (bb) Revised Annex A. Annex A to the Credit Agreement is hereby deleted in its entirety and Annex A attached to this Amendment is substituted therefor.

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date, on or after the date hereof and prior to January 2, 2003, on which each of the following conditions has been fulfilled (such first date being referred to herein as the "Effective Date"):

          (a) The Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Bank, the Agent and the Issuing Bank, and (ii) the following, each dated the Effective Date (except as otherwise specified below), in form and substance satisfactory to the Agent and each Bank (except where otherwise specified below) and (except for the Notes) in sufficient quantity for each party to have a fully executed original:

               (A) the consent of AES, substantially in the form of Exhibit A hereto, duly executed by an authorized officer of AES;


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                                                                              8


               (B) certified copies of the resolutions of the Board of Directors (or comparable governing body) of AES NY authorizing the Borrower to enter into this Amendment, and of all documents evidencing other necessary action (partnership. limited liability company or otherwise) and Governmental Approvals, if any, with respect to this Amendment;

               (C) a certificate of AES NY certifying the names, true signatures and incumbency of the officers of AES NY authorized to sign this Amendment and the other documents to be delivered hereunder;

               (D) copies of the certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, as applicable, of the Borrower and AES NY, together with all amendments thereto, in each case certified in a manner satisfactory to the Agent;

               (E) good standing certificates in respect of the Borrower and AES NY from its jurisdiction of organization and each jurisdiction in which it is qualified to do business as partnership or limited liability company, as the case may be, in each case dated no earlier than 10 days prior to the Effective Date;

               (F) a new Note payable to the order of the Bank, duly executed by the Borrower;

               (G) favorable opinions of:

                    (1) Chadbourne & Parke LLP, special New York counsel to the
               Borrower and AES NY, in substantially the form of Exhibit B hereto; and

                    (2) an in-house counsel of AES, acting as counsel to the
               Borrower and AES NY, in substantially the form of Exhibit C hereto; and

               (H) such other approvals, certificates, opinions and documents as the Agent may reasonably request.

          (b) The following statements shall be true and the Agent shall have received a certificate of the Borrower, dated the Effective Date and in sufficient copies for each Bank, stating that:

               (i) each Loan Document Representation and Warranty is true and correct on and as of such date, before and after giving effect to this Amendment, as though made on and as of such date (with each reference in the Loan Documents to the Existing Agreement being deemed to be a reference to this Amendment and the Amended Agreement), and


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                                                                              9


               (ii) no Default has occurred and is continuing, both before and after giving effect to the transactions contemplated by this Amendment.

          (c) The following statement shall be true and the Agent shall have received a certificate of AES, dated the Effective Date and in sufficient copies for each Bank, stating that: the representations and warranties set forth in Section 5 of the Guaranty are true and correct on and as of the Effective Date with the same effect as though made on and as of such date.

          (d) All fees payable on or prior to the Effective Date pursuant to the letter agreement, dated October 23, 2002, between the Agent and the Borrower, and all amounts payable pursuant to Section 11.02 of the Existing Agreement for which invoices have been delivered to the Borrower on or prior to the Effective Date, shall have been paid in full or arrangements satisfactory to the Agent shall have been made to cause them to be paid in full on such date.

          (e) All Governmental Approvals necessary in connection with this Amendment and the transactions contemplated hereby shall have been obtained and be in full force and effect. All third party approvals necessary or, in the judgment of the Agent, advisable in connection with this Amendment and the transactions contemplated hereby shall have been obtained and be in full force and effect. All such Governmental Approvals and third party approvals, if any, shall be in form and substance satisfactory to the Agent.

          (f) The Borrower shall have received for cancellation the Notes issued to any financial institution originally a party to the Credit Agreement that is no longer a Bank.

          (g) The sum of (i) the aggregate principal amount of all Loans and Unreimbursed Drawings outstanding on the Effective Date plus (ii) the aggregate LC Outstandings of all Letters of Credit outstanding on the Effective Date, in each case after giving effect to all Extensions of Credit and prepayments made on such date and the application of the proceeds thereof, shall not exceed $15,000,000.

          SECTION 3. Reference to and Effect on the Existing Agreement. (a) Upon the occurrence of the Effective Date: (i) each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement. The parties hereto agree and acknowledge that this Amendment constitutes a Loan Document.

          (b) Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified


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     and confirmed. Without limiting the generality of the foregoing, the
     Pledge Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations (as defined in the Pledge Agreement).

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, the Issuing Banks or the Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document.

          SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder, and all costs and expenses of the Agent and each Bank (including, without limitation, reasonable fees and expenses of counsel to the Agent and counsel for each Bank) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

          SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.


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                                                                            S-1


     IN WITNESS WHEREOF, the parties hereto have caused Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   AES EASTERN ENERGY, L.P.

                                   By: AES NY, L.L.C., its general partner


                                   By /s/ Amy V. Conley
                                     -----------------------------
                                     Name:  Amy V. Conley
                                     Title: Vice President & Treasurer


                                   UNION BANK OF CALIFORNIA, N.A.,
                                   as Agent and Issuing Bank


                                   By
                                     -----------------------------
                                     Name:
                                     Title:


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                                                                            S-1


     IN WITNESS WHEREOF, the parties hereto have caused Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   AES EASTERN ENERGY, L.P.

                                   By: AES NY, L.L.C., its general partner


                                   By
                                     -----------------------------
                                     Name:
                                     Title:


                                   UNION BANK OF CALIFORNIA, N.A.,
                                   as Agent and Issuing Bank


                                   By /s/ David M. Musicant
                                     -----------------------------
                                     Name:  David M. Musicant
                                     Title: Senior Vice President

                                   Bank
                                   ----

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By /s/ David M. Musicant
                                     -----------------------------
                                     Name:  David M. Musicant
                                     Title: Senior Vice President

                                                                      EXHIBIT A

                                    CONSENT

     The undersigned, as Guarantor under that certain Limited Guaranty, dated as of April 10, 2001 (the "Guaranty"), in favor of the Banks, the Issuing
Banks and the Agent, (i) hereby consents to Amendment No. 2, dated as of November 20, 2002, to the Credit Agreement. dated as of April 10, 2001, as amended by that certain Amendment No. 1 and Waiver, dated as of August 31, 2001 (the "Credit Agreement", the terms defined therein being used herein as therein defined), among AES Eastern Energy, L.P., the Banks and Issuing Banks party thereto, and Union Bank of California. N.A., as Agent, and (ii) hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, on and after the effective date of said Amendment No. 2, each reference in the Guaranty to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by said Amendment No. 2.

November 20, 2002                       THE AES CORPORATION


                                        By
                                          ------------------------------
                                          Name:
                                          Title:

                                                                      EXHIBIT H


                   FORM OF ACCESSION AND AMENDMENT AGREEMENT

                                                     Dated ___________ __, 20__


     Reference is made to the Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 and Waiver to Credit Agreement, dated as of August 31, 2001, and Amendment No. 2 to Credit Agreement, dated as of November 20, 2002 (said Agreement, as so amended and as it may be further amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), among AES Eastern Energy, L.P. (the "Borrower"), the Banks named therein and Union Bank of California. N.A., as Agent and Issuing Bank. Pursuant to Section 2.01(b) of the Credit Agreement, _________________ (the "New Bank") has committed to make loans ("Loans") to the Borrower in accordance with the terms and conditions of the Credit Agreement[, which Loans are evidenced by a promissory note (the "Note") issued by the Borrower to the New Bank and dated the date hereof,] and to participate in Extensions of Credit resulting from the issuance (or extension, modification or amendment) of any Letter of Credit.

     The New Bank and the Agent agree as follows:

     1. The New Bank agrees, on the terms and conditions set forth in the Credit Agreement, to make Loans to the Borrower and to participate in the issuance of Letters of Credit (and all Unreimbursed Drawings with respect thereto) during the period from the date hereof until the Maturity Date, in an aggregate outstanding amount not to exceed on any day the New Bank's Commitment set forth opposite its signature below.

     2. On the date hereof (the "Commitment Effrctive Date"), the New Bank shall pay to the Agent, in same day funds, at such address and account as the Agent shall advise the New Bank, $_____________, which amount shall be used to purchase by assignment from the existing Banks such portion of the Loans and Unreimbursed Drawings owing to them such that, after giving effect to all such purchases and assignments, the New Bank will share such Loans and Unreimbursed Drawings ratably with each of them (based upon the New Bank's Percentage). From and after the Commitment Effective Date, the New Bank shall be a party to the Credit Agreement, entitled to all rights, powers and privileges, and subject to all obligations, of a Bank thereunder, including without limitation (i) the right to receive all payments made by the Borrower in respect of the Loans made by the New Bank and all Unreimbursed Drawings, whether on account of principal, interest, fees, indemnities in respect of claims arising after the date hereof, increased costs, additional amounts or otherwise, (ii) the right to vote and to instruct the Agent under the Credit Agreement according to its Percentage, (iii) the right to set-off and to appropriate and apply deposits of the Borrower as set forth in the Credit Agreement and (iv) the right to receive notices, requests, demands and other communications.

     3. The New Bank (i) confirms that it has received a copy of each Loan Document and such other documents, financial statements and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Bank under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) confirms that it satisfies the requirements of an Eligible Assignee, (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank and (vi) represents and warrants to the Agent that it has duly executed and delivered this Agreement and that the execution, delivery and performance by the New Bank of this Agreement have been duly authorized by all necessary action (corporate or otherwise).

     4. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     5. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Accession and Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


Commitment
----------

$____________________                        [NAME OF NEW BANK]


                                             By:
                                                -------------------------------
                                                Title:


                                             Notice Address:

                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------

                                             Domestic Lending Office:

                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------

                                             Eurodollar Lending Office:

                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------

                                             UNION BANK OF CALIFORNIA, N.A.,
                                             as Agent


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

AGREED and ACCEPTED
as of the date first above
written:

AES EASTERN ENERGY, L.P.

By: AES NY, L.L.C., its general partner


By:
   -------------------------------
   Name:
   Title:


[ISSUING BANKS]


By:
   -------------------------------
   Name:
   Title:

                                                                ANNEX A

                                           COMMITMENTS, LENDING OFFICES AND NOTICE ADDRESSES


    Name of Bank              Commitment          Notice Address         Domestic Lending Office     Eurodollar Lending Office
-------------------------------------------------------------------------------------------------------------------------------
Union Bank of California,   $15,000,000.00   Union Bank of California,   Union Bank of California,   Union Bank of California,
  N.A.                                         N.A.                        N.A.                        N.A.
                                             445 South Figueroa Street   445 South Figueroa Street   445 South Figueroa Street
                                             15th Floor                  15th Floor                  15th Floor
                                             Los Angeles, CA 90071       Los Angeles, CA 90071       Los Angeles, CA 90071
                                             Attention: Chad Canfield    Attention: Chad Canfield    Attention: Chad Canfield
                                             Telephone: (213) 236-6175   Telephone: (213) 236-6175   Telephone: (213) 236-6175
                                             Telecopier: (213) 236-4096  Telecopier: (213) 236-4096  Telecopier: (213) 236-4096